                                                                      EXHIBIT 23



                         Consent Of Independent Auditors



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-79223) of our report dated May 16, 2001 on the financial Statements of the Metropolitan Bank and Trust 40l (k) Plan appearing on page 2 of this Form 11-K.

                              /s/ Crowe, Chizek and Company LLP
                              Crowe, Chizek and Company LLP


Cleveland, Ohio
July 2, 2001